SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2002

HOTELS.COM

(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-29575 (Commission File Number)	75-2817683 (IRS Employer Identification No.)

8140 Walnut Hill Lane, Suite 800, Dallas, TX (Address of principal executive offices)	75231 (Zip Code)

(214) 361-7311
Registrant’s telephone number, including area code

Hotel Reservations Network, Inc.
(Former name or address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EX-99.1 Press Release dated April 25, 2002

Item 5. Other Events.

     On April 24, 2002, Hotel Reservations Network, Inc. changed its corporate name and identity to Hotels.com through a “short form” merger with a wholly-owned subsidiary and on April 25, 2002 issued the press release attached as Exhibit 99.1 announcing that name change.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Hotels.com Dated April 25, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOTELS.COM

	By:	/s/ Gregory S. Porter Gregory S. Porter General Counsel and Secretary

Dated: April 25, 2002

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Hotels.com dated April 25, 2002